                                 SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
            EXCHANGE ACT OF 1934 (AMENDMENT NO.                 )
                                                ----------------


Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ] Preliminary proxy statement.         [ ]  Confidential, for use of the
                                              Commission only (as permitted
                                              by Rule 14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Calumet Bancorp, Inc.
                            ---------------------
            (Exact name of registrant as specified in its charter)

                           James J. Kemp, Jr., Esq.
                          Kemp & Grzelakowski, Ltd.
                          1900 Spring Road, Suite 500
                          Oak Brook, IL  60523-1495
                               (630)  571-7711
                          ---------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.


(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

(5)  TOTAL FEE PAID:

--------------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

--------------------------------------------------------------------------------

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

--------------------------------------------------------------------------------

(3)  FILING PARTY:

--------------------------------------------------------------------------------

(4)  DATE FILED:

--------------------------------------------------------------------------------

                         [Company Logo / Letterhead]






                                March 26, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Calumet Bancorp, Inc. (the "Company"), to be held at the administrative office of the Company, 1350 East Sibley Boulevard, Dolton, Illinois, on Wednesday, April 29, 1998, at 1:00 p.m.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, our independent auditors, will be present to respond to any appropriate questions stockholders may have.

     The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all the employees of the Company and Calumet Federal Savings and Loan Association of Chicago, I wish to thank you for your support and interest. I look forward to seeing you at the Meeting.

                                           Sincerely,



                                           Thaddeus Walczak
                                           Chairman of the Board
                                           and Chief Executive Officer

                            CALUMET BANCORP, INC.
                          1350 EAST SIBLEY BOULEVARD
                            DOLTON, ILLINOIS 60419
                                (708) 841-9010

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY APRIL 29, 1998

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders ("Meeting") of Calumet Bancorp, Inc. ("Company") will be held at the administrative office of the Company, 1350 East Sibley Boulevard, Dolton, Illinois, on Wednesday, April 29, 1998, at 1:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

          1. The election of two directors of the Company for terms of three years each;
          2. The approval of an Amendment to Certificate of Incorporation of the Company increasing the authorized common shares par value $.01 from 4,200,000 to 8,400,000;
          3. The ratification of the appointment of Crowe, Chizek and Company LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998; and
          4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 13, 1998 as the record date for the determination of the Shareholders entitled to vote at the Meeting. Only holders of common stock of record at the close of business on the date will be entitled to notice of and to vote at the Meeting or any adjournments thereof.

     In the event there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Meeting will be available at the office of the Company at 1350 East Sibley Boulevard, Dolton, Illinois for a period of ten days prior to the Meeting.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING, HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                          BY ORDER OF THE BOARD OF DIRECTORS



                          SUSAN M. LINKUS
                          SECRETARY



Dolton, Illinois
March 26, 1998

                            CALUMET BANCORP, INC.
                          1350 EAST SIBLEY BOULEVARD
                            DOLTON, ILLINOIS 60419
                                (708) 841-9010

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 29, 1998

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Calumet Bancorp, Inc. (hereinafter called "Calumet Bancorp" or the "Company") to be used at the Annual Meeting of Shareholders of the Company (hereinafter called the "Meeting"). The Company owns one hundred (100%) percent of the issued and outstanding common stock of Calumet Federal Savings and Loan Association of Chicago ("Calumet Federal" or "Association"). The Meeting will be held at the administrative office of the Company, 1350 East Sibley Boulevard, Dolton, Illinois, on Wednesday, April 29, 1998, at 1:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to Shareholders on or about March 26, 1998.

     Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the Board of Directors' nominees for directors, FOR the approval of the Amendment to the Articles of Incorporation of the Company and FOR the ratification of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 1998.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting, and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, a proxy solicitation firm, Morrow & Company, Inc., will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $3,500.00, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and Calumet Federal, without additional compensation therefor. Calumet Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which may be voted at the Meeting consist of shares of Common Stock of Calumet Bancorp, with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors. The close of business on March 13, 1998, has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,141,497 shares.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the limit pursuant to the provisions of Article XIII of the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on March 13, 1998. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). Additionally, certain other publicly available Exchange Act reports may provide information regarding the identities of persons or groups who hold in excess of 5% of the common stock. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of March 13, 1998.

   Name and                         Amount and Nature         Percent of
   Address of                         of Beneficial           Common Stock
  Beneficial Owner                      Ownership             Outstanding (a)
  ----------------                 -------------------         ---------------

Calumet Federal Savings & Loan
Association of Chicago
Employee Stock Ownership Plan
and Trust
1350 East Sibley Boulevard
Dolton, Illinois 60419                  391,365(b)               12.5%


Thaddeus Walczak
38 East Road
Chesterton, Indiana 46304               389,006(c)               12.4%

Carole J. Lewis
38 East Road
Chesterton, Indiana 46304               302,239(d)                9.6%

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199             207,000(e)                6.6%


(a) The total number of shares of Common Stock outstanding on March 13, 1998 was 3,141,497.

(b)  The trustee of the Calumet Federal Savings and Loan Association of
     Chicago Employee Stock Ownership Plan and Trust, Cole Taylor Bank, Chicago, Illinois, has sole voting and dispositive power over 42,435 unallocated shares of Common Stock of the Company held in the Trust and shared voting and dispositive power over 348,930 allocated shares of common stock held in the Trust. Allocated shares will be voted by the ESOP trustee in accordance with the instructions of participating employees. Unallocated shares will be voted by the ESOP trustee as directed by the ESOP Committee. The ESOP Committee is composed of Company Directors Henry J. Urban, Louise Czarobski and William A. McCann.

(c) The number of shares owned by Mr. Walczak, an Officer and Director of the Company, include 161,310 shares of the Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(d) The number of shares owned by Ms. Lewis, an Officer and Director of the Company, includes 99,368 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(e) Based on information filed in a Schedule 13G by John Hancock Advisers, Inc. on January 29, 1998.

                     PROPOSAL 1.   ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of seven members. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee, consisting of all the Directors of the Company, has nominated for election as Directors Thaddeus Walczak and Dr. Henry J. Urban, each for a three year term. The nominees are currently members of the Board of Directors of the Company and the Association. Each director of the Company is also a director of the Association.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of both nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

     The following table sets forth as to each nominee and director continuing in office, his or her name, age, the year he or she first became a director and the number of shares of Common Stock and the percent thereof beneficially owned at March 13, 1998. The table also sets forth the number of shares of Common Stock and the percent thereof beneficially owned by non-director executive officers and by all directors and executive officers as a group at March 13, 1998.


                                                                       Shares of
                                                                       Common Stock
                                       Year                            Beneficially
                                  First Elected         Year             Owned at        Percent of
Name                    Age(1)     Director(2)       Term Expires    March 13, 1998(3)      Class
----                    ------  ----------------    --------------   -----------------  ---------------
                                            BOARD NOMINEES

Thaddeus Walczak  (5)     69           1950               2001(4)          389,006               12.4%

Dr. Henry J. Urban(5)
                  (7)     73           1953               2001(4)           43,527                1.4%


                                       DIRECTORS CONTINUING IN OFFICE

Carole J. Lewis   (6)     59           1975               1999             302,239                9.6%

Louise Czarobski  (7)     73           1982               1999              18,848                0.6%

Tytus R. Bulicz           53           1991               1999               1,753                0.1%

William A. McCann (7)     60           1991               2000              49,174                1.6%

Darryl Erlandson  (6)     37           1996               2000              11,691                0.4%

                           OTHER EXECUTIVE OFFICERS

John Garlanger            51       N/A                N/A              103,209    3.3%

All directors and executive officers as a group (14 persons)         1,078,973   34.4%


(1)  At December 31, 1997.

(2)  Includes prior service on the Board of Directors of Calumet Federal.

(3) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shared voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and investment power. This table also includes 379,971 shares of Common Stock subject to outstanding options which will be exercisable within sixty days from March 13, 1998.

(4)  Assuming re-election at the Meeting.

(5)  Thaddeus Walczak is a first cousin to Dr. Henry J. Urban.

(6)  Darryl Erlandson is the son-in-law of Carole J. Lewis.

(7) Member of the ESOP Committee which directs ESOP Trustee vote for 42,435 shares of unallocated shares held by ESOP Trust.

     Set forth below is certain information with respect to the nominees for directors and the continuing directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

     CAROLE J. LEWIS has been with Calumet Federal since 1965. Ms. Lewis was appointed President and Chief Operating Officer of the Association in January, 1987 and has been a director since 1975. Prior to being appointed President of the Association, Ms. Lewis has served as Executive Vice President, Chief Loan Officer and Marketing Director of the Association.

     LOUISE CZAROBSKI, now retired, was previously an executive secretary for Continental Bank of Illinois, now known as Bank of America Illinois.

     THADDEUS WALCZAK joined Calumet Federal in 1955 and has served as Chairman of the Board and Chief Executive Officer since January, 1987. For the past forty-one years Mr. Walczak has been a member of the Association's Board of Directors. He was appointed President of the Association in 1961 and served in that capacity until January, 1987.

     DR. HENRY J. URBAN is a self-employed dentist in Chicago, Illinois.

     WILLIAM A. MCCANN is the President and sole stockholder of William A. McCann Associates, Inc., a real estate appraisal and consulting firm in Chicago, Illinois. William A. McCann Associates, Inc. has been periodically engaged by the Association to provide real estate appraisal services. Mr. McCann serves on the Mayor of Chicago's Task Force Committee on institutional land uses.

     TYTUS R. BULICZ is a Senior Development Engineer for the Advanced Combustion Group of Navistar International Transportation Corporation. Mr. Bulicz has been a member of the Board of Directors of the Association since November, 1991 and a director of Calumet Bancorp since August, 1995.

     DARRYL ERLANDSON is a Vice President of the Association and president of its subsidiaries, Calumet Savings Service Corporation and Calumet Financial Corporation. Mr. Erlandson was elected to the Board of the Company and Association in June, 1996 to fill the vacancy created by the resignation of Sylvester Lulinski who resigned for medical reasons.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company and Association conduct their business through meetings of the Board and through their committees. During the fiscal year ended December 31, 1997, the Board of Directors of the Company held 12 meetings and the Board of Directors of Calumet Federal held 12 meetings. No director of the Company or Calumet Federal attended fewer than 75% of the total meetings of the Board and committee meetings on which such Board member served during this period.

     The Board of Directors of the Company has also established a Stock Option Committee. This committee did not meet during the year ended December 31, 1997.

     The Board of Directors of the Association has established Executive, Audit and Compliance, Compensation and Community Reinvestment Act ("CRA") Committees.

     The Executive Committee consists of Mr. Walczak, Ms. Lewis and Dr. Urban. This Committee has the authority to exercise most powers of the Board of Directors between meetings of the full Board of Directors. The Executive Committee also recommends employee salaries and benefits (except with regard to its members), as well as the election of officers, the establishment of Association committees and various other organizational activities of the Association on an annual basis. All activities of this Committee are reported to the Association's Board of Directors on a periodic basis. This Committee met twice during 1997.

     The Audit and Compliance Committee consists of Dr. Urban, Mr. Bulicz and Ms. Czarobski. This Committee reviews the Company's budget and audit performance and meets with the Company's auditors. This Committee met four times in 1997. In addition, this Committee oversees and monitors the Company's system of internal control by, among other things, monitoring and reviewing regulatory reports and the internal audit activities.

     The members of the Compensation Committee are William McCann, who serves as Chairman, Tytus R. Bulicz, Louise Czarobski and Dr. Henry J. Urban. This Committee met once during 1997.

     The board members of the CRA Committee are William McCann, Henry J. Urban, Carole J. Lewis and Tytus Bulicz. This committee implements CRA policies and programs and monitors the Association's activities in the CRA area. This Committee met four times during 1997.

     Article II, Section 14 of the Company's Bylaws provides that the Board of Directors of the Company shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company in accordance with the provisions of the Company's Certificate of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Company in accordance with the provisions of the Company's Certificate of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to Shareholders by the Company, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to Shareholders. If properly made, such nominations shall be considered by Shareholders at such meeting. The Board of Directors of the Company held a meeting in such capacity on February 24, 1998, in order to nominate the individuals for election at the Meeting.

REPORT OF COMPENSATION COMMITTEE

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Company, at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's and the Association's business plans, strategies, and goals. The Compensation Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities, and regulatory requirements.

     The Compensation Committee's functions and objectives are to: (A) determine the competitiveness of current base salary, annual incentives and long-term incentives relative to specific competitive markets for the Chairman and President; (B) develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (C) develop an annual incentive plan for senior management; and (D) provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

     The overall compensation philosophy of the Company is as follows:


     > to attract and retain quality talent, which is critical to both the short-term and long-term success of this Company;

     > to reinforce strategic performance objectives through the use of incentive compensation programs.

     > to create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making.

     > to encourage executives to achieve substantial levels of ownership of stock in the Company.


     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards, and stock option awards as well as benefits under several employee benefit plans offered by the Association.

     For the fiscal year ended December 31, 1997, the Company experienced strong core earnings. In setting executive compensation, for the Chairman and Chief Executive Officer, and the President and Chief Operating Officer, the Compensation Committee considered the return on assets, return on equity, asset quality and the maintenance of an appropriate interest rate spread as it relates to overall industry performance.

     At June 30, 1997 those measures were: Return on Assets 1.25%, Return on Equity 11.19%, Non-performing Loans to Total Loans 1.41%, and Interest Rate Spread 3.17%. These are the primary factors, although not the exclusive ones considered, on which the Compensation Committee bases executive compensation. This Committee expects to review these standards, adjusting them for unique factors, such as the increase in equity of the Association as a result of its conversion to a stock company and the lower interest rate environment of the last year which helped maintain favorable interest rate spreads, in the consideration of executive compensation and incentive compensation.

     The Compensation Committee investigates the competitiveness of the compensation of the Chairman and the President by having the following survey data updated at least annually. Among the sources consulted are the America's Community Bankers Peer Group Report, and SNL Securities L.P. Peer Group Analysis.

     These surveys encompass Financial Service Companies, Banks, Savings Banks, and Thrifts throughout the United States with assets ranging from $200 million to $1 billion. The information is used as a frame of reference for annual salary adjustments. The base compensation of the Chairman, as given on the summary compensation table as compared with the base compensation for similar executives, is in the 75th percentile and that of the President is in the 75th percentile. The Committee viewed work performance as the most important measurement factor in setting base compensation.

     The Committee established certain goals and objectives in 1997 with which to measure the performance of the Chairman and the President for the purpose of awarding incentive bonuses based on the attainment of certain goals which were measured as of June 30, 1997. The goals were: Return on Assets 1%; Return on Equity 11%; Asset Quality (ratio of non-performing loans to total loans) 2.75%; Interest rate spread 2.5%. Notwithstanding the attainment of the goals no incentive bonus would be paid unless an incentive plan "trigger" was achieved. The Committee determined that the "trigger" would be equal to 75% of the performance level of the Association's peer group. The peer group selected for this comparison consists of those savings institutions included in the America's Community Bankers Peer Group Report. This report is prepared on a quarterly basis and submitted to the Company and special attention is given to the peer group referred to as the East North Central Financial Institutions Having an Asset Size of $300 to $500 Million Residential Lenders, Utilizing Savings and Time Funding and those that are Well Capitalized. The Peer Group Report covers 14 profit, efficiency and exposure measures.

     The Committee adopted the weighting factors establishing the importance of the corporate goals compared to its peer group as follows:


                                                                                     PERFORMANCE
                                                                                     RELATIVE TO
DESCRIPTION                GOALS        WEIGHTING        CALUMET     PEER GROUP       PEER GROUP
                           -----        ---------        -------     ----------      -----------
Return on Assets              1%           60%             1.25%        .95%             132%

Return on Equity             11%           20%            11.19%       9.65%             116%

Asset Quality
(Ratio of
non-performing
loans to
total loans)               2.75%           15%             1.41%        .88%              62%

Interest Rate Spread       2.50%            5%             3.17%       2.94%             108%

     Based on this weighting, average bonuses would be awarded in a range of 25% of base salary to 85% of base salary in the case of the Chairman and in a range of 25% to 65% of base salary for President, absent special circumstances or non-recurring items that would mandate the payment of a bonus in excess of these limitations or the elimination of a bonus entirely. The Committee stated such items that could be excluded in their consideration of incentive bonuses would be profits resulting from an extraordinary or non-recurring item, profits or losses resulting from imposition of Generally Accepted Accounting Principle changes, regulatory changes, acquisition as a result of a merger or bulk purchase of assets by the Company or similar circumstances. The Compensation Committee members in the exercise of their fiduciary duty and with their dedication to operating a safe and sound Company reserved unto themselves the right to amend or alter, based on general economic conditions and other factors governing the performance of the Company, the guidelines and goals established at any time.

     The members of the Compensation Committee are William McCann, who serves as Chairman, Tytus R. Bulicz, Louise Czarobski and Dr. Henry J. Urban. No member of the Compensation Committee is or was an officer of the Company or the Association. McCann and Associates, a company controlled by Mr. McCann was paid $6,000 during 1997 for appraisal work performed by that company for the Association.

     The complete Board of Directors serves as the Compensation Committee for the remainder of the executive employees of the Company. Both the Compensation Committee and the Board will continue to review the standards of performance of the Association and the appropriate peer group to which comparisons may be made. They reserve the right to change the standard and peer group comparables as they see fit in order to assure that the standards reflect the reality of the market place and the actual performance of the Company.

DIRECTORS COMPENSATION

     Directors received from the Association $1,250 for each Board meeting in 1997. Members of the Audit Committee of the Association receive $150 for each meeting attended; members of the Special Compensation Committee receive $300 for each meeting attended with the chairman of the committee receiving $500; members of the Executive Committee receive $1,250 for each meeting attended. Directors Urban, Czarobski, Bulicz and McCann received $19,000, $16,500, $16,500 and $15,500 respectively from the Association in 1997. Non-employee directors of the Company received $200 for each meeting attended. Directors Urban, Czarobski, McCann and Bulicz each received $2,400 from the Company in 1997. Certain non-employee directors received the non-incentive stock options in 1992 which vest over a five year period ending February 1996 at an exercise price of $6.67 per share adjusted for the 3 for 2 stock split in November 1997. Directors Urban, Czarobski and McCann received 26,521; 10,609; and 10,609 options for the purchase of shares respectively. On January 24, 1995 all non-employee directors received additional non-incentive stock options which vest over a five year period ending January, 1999 at an exercise price of $14.92 per share adjusted for the 3 for 2 stock split in November 1997. Directors Urban, Czarobski, McCann and Bulicz received 2,664; 1,066; 1,332; and 1,066 options for the purchase of shares respectively. Mr. William McCann also performs appraisal work for the Association.

EXECUTIVE COMPENSATION

     The following tables set forth for the fiscal years ended December 31, 1997, 1996 and 1995 certain information as to the total compensation received by each of the four most highly compensated executive officers of the Company and the Association receiving total cash compensation in excess of $100,000 during this period for services in all capacities to the Company and the Association. These amounts reflect total cash compensation paid by the Association to these individuals during the period. For the fiscal year ended December 31, 1997 forty percent (40%) of the compensation paid to Mr. Walczak, thirty percent (30%) of the compensation paid to Mr. Garlanger, and twenty-five percent (25%) of the compensation paid to Ms. Lewis was reimbursed by the Company to the Association, to compensate the Association for the time devoted by those individuals to Company business. Mr. Erlandson's compensation was paid solely by the Association.

     On January 24, 1995 stock awards under the Calumet Federal Savings and Loan Association of Chicago Management Development and Recognition Plan ("MRP") in the amount of 21,051 shares, 21,051 shares and 5,359 shares were awarded to Mr. Walczak, Ms. Lewis and Mr. Garlanger, respectively (the "1995 MRP Awards"). The value of those awards were set at $14.92 per share, which was the market value of the shares at the close of business on January 23, 1995 adjusted for the 3 for 2 stock split in November 1997. One-third of the 1995 MRP Awards vested on the date of grant, one-third vested on January 1, 1996 and the final one-third vested on January 1, 1997.

     On January 24, 1995, incentive and non-incentive options under the 1991 Stock Option Plan of Calumet Bancorp for 19,185 shares, 11,724 shares and 2,558 shares were granted to Mr. Walczak, Ms. Lewis and Mr. Garlanger respectively (the "1995 Options"). The exercise price for the 1995 Options is $14.92 which was the market value of the shares at the close of business on January 23, 1995 adjusted for the 3 for 2 stock split in November 1997. Twenty percent (20%) of the 1995 Options vested on the date of grant and twenty percent (20%) vests on January 24, 1996, 1997, 1998 and 1999.


                                                   SUMMARY COMPENSATION SCHEDULE

                                                                   Long-Term Compensation
                                                                  ------------------------
                           Annual Compensation                             Awards             Payouts
                           -------------------                    ------------------------   ----------
                                                      Other       Restricted   Securities
Name and                                              Annual         Stock      Underlying       LTIP          All Other
Principal Position  Years   Salary($) Bonus($)  Compensation($)(1)  Award ($)   Options(#)    Payouts($)   Compensation($)(2)
------------------  -----   --------- --------  ------------------ ----------  -----------   -----------   ------------------
Thaddeus Walczak    1997    $360,700  $225,438      $19,900        $     0            0            $0           $149,625
Chairman & CEO      1996     350,200   249,500       19,900              0            0             0             99,750
                    1995     340,000   202,300       18,650        314,011       19,185             0             83,250

Carole J. Lewis     1997     214,300   102,864       19,900              0            0             0            149,625
President & COO     1996     208,060   114,430       19,900              0            0             0             99,750
Director            1995     202,000    91,910       18,650        314,011       11,724             0             83,250

John Garlanger      1997     123,900    24,000            0              0            0             0            149,625
Sr. Vice President, 1996     119,600    27,000            0              0            0             0             99,750
Treasurer & CFO     1995     115,000    27,000            0         79,946        2,558             0             83,250

Darryl Erlandson    1997      74,000    10,000       17,400              0            0             0             86,947
Vice President      1996      68,500    12,000       10,150              0            0             0             26,534
Director            1995      46,273    15,000            0              0            0             0                  0




(1) DIRECTORS' AND COMMITTEE FEES
(2) VALUE OF ESOP SHARES ALLOCATED


                                                   OPTION VALUE AT DECEMBER 31, 1997

                                                         NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                       AT DECEMBER 31, 1997                  AT DECEMBER 31, 1997 (1)
                                     OPTION       ----------------------------------     ----------------------------------
 NAME                                PRICE        EXERCISABLE (#)  UNEXERCISABLE (#)     EXERCISABLE (#)  UNEXERCISABLE (#)
 -------------------                --------      ---------------  -----------------     ---------------  -----------------
 Thaddeus Walczak                    $ 6.67           145,962              --              $3,879,670        $     --
                                      14.92            11,511           7,674                 210,997         140,664

 Carole J. Lewis                     $ 6.67            89,989              --               2,391,908              --
                                      14.92             7,034           4,690                 128,933          85,968

 John Garlanger                      $ 6.67            25,461              --                 676,753              --
                                      14.92             1,535           1,023                  28,137          18,752

 (1)  BASED ON A MARKET VALUE OF $33.25 AT DECEMBER 31, 1997, LESS THE OPTION PRICE INDICATED.

                            CALUMET BANCORP, INC.
                            1997 Performance Graph









                  12/92          12/93       12/94       12/95       12/96       12/97
NASDAQ INDEX      100.0          114.8       112.2       158.7       195.2      239.5

PEER INDEX        100.0          131.8       133.5       204.7       266.2      455.9

CBCI INDEX        100.0          134.2       125.9       172.5       206.7      311.9



     The above performance graph was prepared from data obtained from the Center for Research in Security Prices at the University of Chicago. The market index being used is the CRSP Total Return Index for the NASDAQ Stock Market (US Companies). The peer group index was based on data from all companies listed on NASDAQ as depository institutions and includes both banks and thrifts.

     EMPLOYMENT AGREEMENTS.   The Association at the time of its conversion to
stock form (the "Conversion") entered into three-year employment agreements with Mr. Walczak, Ms. Lewis and Mr. Garlanger; these employment agreements were restated and amended January 31, 1997. The annual compensation of each of the above officers may be increased by action of the Board of Directors upon an annual performance review. In accordance with the terms of the employment agreements, the Board of Directors on January 27, 1998 extended each agreement until December 31, 2000. The Association on January 31, 1997 entered into a three year employment agreement with Mr. Erlandson which was extended on January 27, 1998 for an additional year. The agreements are terminable by the Association for just cause at any time or in certain events specified by Office of Thrift Supervision regulations.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Company occurs.

     For each of the above officers, the severance payments from the Employers will equal 1.00 times the officer's average annual compensation during the prior year plus the balance of the officer's contract, but in no event will the severance payment exceed 2.99 times the officers base compensation. Such amount will be paid within five business days following the termination of employment, unless the officer elects to receive equal monthly installments over a three-year period. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Association is not entitled to deduct the amount of such excess payments. The employment agreements provide that if the severance payments to the above officers constitute parachute payments in the opinion of counsel to the Association, then (1) the officer may elect to receive the maximum amount of severance payments that can be paid without constituting excess parachute payments, or (2) if the officer does not make such election, the Employer shall pay him a lump sum cash payment equal to
2.99 times his/her base compensation.

     The agreements restrict the employee's right to compete against the Employers for a period of one year from the date of termination of the agreement if the employee voluntarily terminates his employment, except in the event of a change in control, or if the Employers terminate for cause. The Board of Directors of the Company or the Association may, from time to time, also extend employment agreements to other senior executive officers.

     SEVERANCE AGREEMENTS. The Association has entered into severance agreements with Lorraine Straka, Susan Linkus, Deborah Cattoni and Jean A. Adams. The severance agreements have a term of one year. The agreements provide for severance payments if employment is terminated following a change in control. The payments under the agreements for Ms. Straka, Ms. Linkus and Ms. Cattoni are equal to the total amount of one times the annual compensation paid to each executive officer during the year immediately preceding the change in control.

Ms. Adams' agreement provides that she would be paid fifty percent (50%) of the annual compensation paid to her during the year immediately preceding the change in control. The sum would be paid promptly after any change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change in control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Company occurs.

     PROFIT SHARING PLAN. Calumet Federal maintains a deferred compensation profit sharing plan, the Calumet Federal Savings and Loan Association of Chicago 401(k) Profit Sharing Plan ("Profit Sharing Plan") for the benefit of its employees. Employees become eligible to participate under the Profit Sharing Plan after completing one year of service at the Association and attaining age 21. Each year the Association, at the discretion of the Board of Directors, may make contributions for each eligible individual. The Association has not made any Profit Sharing contributions in 1995, 1996 or 1997. Employees are entitled to withdraw funds from the Profit Sharing Plan upon retirement, death, disability or termination of employment. Normal retirement age under the Plan is age 65. The Plan conforms to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     EMPLOYEE STOCK OWNERSHIP PLAN. The Association maintains an ESOP for the exclusive benefit of participating employees. In order to participate under the ESOP, employees are required to be 21 years old and have completed one year of service with the Association.

     The ESOP is funded by contributions made by the Association in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP originally borrowed funds from an unrelated third party lender to purchase 424,350 shares of Common Stock issued in the Conversion on February 20, 1992. The Company in 1994 repaid the original ESOP loan and extended a loan to the ESOP for $2,263,200. This loan is secured by the shares purchased with the proceeds and will be repaid by the ESOP with funds from the Association's contributions and earnings on ESOP assets. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Association recorded $565,850, $565,850 and $565,850 of compensation expense during the years ended December 31, 1995, 1996 and 1997. The principal balance of the loan is $282,900 at December 31, 1997.

     The Board of Directors of the Association has appointed a committee (the "ESOP COMMITTEE"), composed of Dr. Urban, Louise Czarobski and William McCann to administer the ESOP. Cole Taylor Bank is the independent trustee for the ESOP. The ESOP Trustee is required to vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Shares for which employees do not give instructions and unallocated shares are voted by the ESOP Trustee in the same proportion as determined by the vote of participants with respect to allocated shares.

     STOCK OPTION PLAN. In connection with the Conversion, the Board of Directors of the Corporation adopted the Calumet Bancorp, Inc. 1991 Stock Option Plan (the "1991 PLAN"). In 1997 the shareholders approved the Calumet Bancorp, Inc. 1997 Stock Option Plan (the "1997 Plan"). The 1991 Plan authorizes granting of stock options and limited rights for 530,438 shares of Common Stock to such officers, key employees and directors of the Corporation or its affiliates as the Stock Option Committee of the Board of Directors (the "COMMITTEE") may determine. The 1997 Plan authorizing the granting of stock options and limited rights for 150,000 shares of Common Stock; no options have been granted under the 1997 Plan. The members of the Committee are Dr. Henry
J. Urban, Louise Czarobski and William A. McCann.

     Options granted to date under the 1991 Plan become exercisable on a cumulative basis in equal installments over a five year period from the date of grant. The first installment of options became exercisable in February of 1992. The options will expire 10 years from the date of grant.

     Options to purchase 1,749 shares of Common Stock were exercised in 1997.

     At December 31, 1997, options to purchase 529,377 shares of Common Stock have been granted to officers and directors. All options granted have included limited rights which enable a holder, upon a change in control of the Corporation, to elect to receive cash equal to the difference between the exercise price of the option and the fair market value of the Common Stock on the date of exercise (multiplied by the number of shares with respect to which the rights are exercised).

     MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST. In connection with the Conversion, the Association established the Calumet Federal Savings and Loan Association of Chicago Management Recognition and Retention Plan and Trust (the "MRP"). The Association contributed funds allowing the MRP to acquire 187,425 shares of Common Stock in the Conversion.

     A Committee of the Board of Directors of the Association administers the MRP. Under the MRP, awards ("AWARDS") have been granted to key employees in the form of shares of Common Stock held by the MRP. Awards are non-transferable and non-assessable. Prior to vesting, recipients of Awards may not direct the voting of shares of Common Stock allocated to them. Shares of Common Stock held by the MRP trust which have not been awarded or are not vested, are voted by trustees as directed by the vote of the non-employee members of the Board of Directors. At December 31, 1997, all MRP shares have been awarded.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under the Exchange Act, the Company's directors, executive officers and any person holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to disclose in this Proxy Statement any failure to file such reports by these dates during 1997. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during 1997 all filing requirements applicable to its directors and executive officers were satisfied.

     TRANSACTIONS WITH MANAGEMENT Prior to the enactment of the Financial Institution Reform, Recovery and Enforcement Act of 1989, Calumet Federal offered residential mortgage loans to officers, directors and employees at current market rates but reduced points and waived application fees on a case-by-case basis. Since FIRREA, all loans are made to officers, directors and employees on the same terms as loans granted to members of the general public, except the Association may waive application fees for non-management employees. No director or executive officer or member of their immediate families or affiliates had any loans with Calumet Federal at December 31, 1997.

            PROPOSAL 2.  AMENDMENT OF CERTIFICATE OF INCORPORATION
                 OF THE COMPANY TO INCREASE AUTHORIZED SHARES
                        OF COMMON STOCK PAR VALUE $.01
                  FROM 4,200,000 SHARES TO 8,400,000 SHARES

     On February 24, 1998, the Board of Directors unanimously approved and recommended that the shareholders consider and approve an amendment to Article IV of the Company's Certificate of Incorporation (the "Certificate") that would increase the number of authorized shares of the Company's Common Stock par value $.01 per share from 4,200,000 shares to 8,400,000 shares. To be adopted, this proposal requires the affirmative vote of the holders of a majority of all of the outstanding shares of Common Stock of the Company entitled to vote thereon at the meeting. The Board of Directors believes that it is in the best interests of the Company and its shareholders to amend the Certificate to give effect to the proposed amendment.

     Article IV of the Certificate is amended by the proposed amendment, as follows:

     The first sentence of the first paragraph of Article IV of the Company's Certificate of Incorporation shall be deleted in its entirety, and the following inserted in place thereof: "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 10,400,000, of which 8,400,000 are to be shares of common stock, $.01 par value per share, and of which 2,000,000 are to be shares of serial preferred stock, $.01 par value per share."

     As of February 28, 1998, there were 3,141,497 shares of Common Stock issued and outstanding. Approximately 559,520 additional shares of Common Stock may be issued pursuant to the Company's 1992 Stock Option Plan and 1997 Stock Option Plan. As of such date, 474,593 shares were held in treasury. This leaves a balance of 24,390 authorized shares available for future use as of February 28, 1998.

     The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financings and employee benefits and for other general corporate purposes without the expense and delay incidental to obtaining shareholder approval of an amendment to the Certificate increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. The shareholders of the Company do not have any preemptive rights with respect to the issuance of any additional shares of Common Stock, and the shares of Common Stock authorized pursuant to this proposal would likewise contain no preemptive rights. The Company has no current plans, understandings or agreements regarding stock dividends and splits, acquisitions, financings and employee benefits that would cause the Company to issue any of the additional shares of Common Stock authorized by this proposal.


DILUTIVE EFFECT OF ISSUANCE OF ADDITIONAL SHARES

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present shareholders.

     The Board of Directors of the Company believes, however, that the proposed amendment to Article IV of the Certificate will provide several long-term benefits to the Company and its shareholders, including the flexibility to pursue acquisitions in exchange for Common Stock of the Company. While the Company has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of Common Stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

ANTI-TAKEOVER EFFECT

     The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE AUTHORIZED SHARES OF COMMON STOCK PAR VALUE $.01 FROM 4,200,000 TO 8,400,000.

       PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1997 were Crowe, Chizek and Company LLP. The Board of Directors has reappointed Crowe, Chizek and Company LLP to continue as independent auditors for the Company and its affiliates, including the Association, for the fiscal year ending December 31, 1998 subject to ratification of such appointment by the shareholders. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR ratification of the appointment of Crowe, Chizek and Company LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the annual meeting of shareholders to be held in 1999, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than November 25, 1998. Any such proposal shall be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations of the Securities and Exchange Commission.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING AND SHAREHOLDER NOMINATIONS.

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than thirty-one (31) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the shareholder's name and address, as it appears on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1998 Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.


                          INCORPORATION BY REFERENCE

     The Annual Report to the shareholders of the Company and the Form 10-K for the year ended December 31, 1997 as filed with the Securities and Exchange Commission are hereby incorporated by reference. The Annual Report is enclosed with these proxy materials, and the Form 10-K will be furnished without charge to shareholders of record upon written request to SUSAN M. LINKUS, SECRETARY, CALUMET BANCORP, INC., 1350 EAST SIBLEY BOULEVARD, DOLTON, ILLINOIS 60419.

                                           By Order of the Board of Directors



                                           Susan M. Linkus
                                           Corporate Secretary


Dolton, Illinois
March 26, 1998




     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FRONT
-----
                            CALUMET BANCORP, INC.
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 29, 1998
        THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED STOCKHOLDER OF CALUMET BANCORP, INC. DOES HEREBY ACKNOWLEDGE RECEIPT OF NOTICE OF SAID ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT AND CONSTITUTES AND APPOINTS WILLIAM A. MCCANN, CAROLE J. LEWIS AND/OR DARRYL ERLANDSON OR ANY OF THEM, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF STOCK OF CALUMET BANCORP, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AS FULLY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS OF SAID CORPORATION TO BE HELD ON WEDNESDAY, APRIL 29, 1998 AT 1:00 P.M., AND AT ANY ADJOURNMENTS THEREOF, AT THE OFFICE OF THE CORPORATION AT 1350 EAST SIBLEY BOULEVARD, DOLTON, ILLINOIS AS FOLLOWS:

BACK  PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /
----
________________________________________________________________________________


1.   THE ELECTION OF THADDEUS WALCZAK AND          FOR    WITHHOLD    FOR ALL
     HENRY J. URBAN AS DIRECTORS FOR TERMS         ALL    ALL         EXCEPT
     EXPIRING IN 2001                              _____  __________  _____  _______________________
                                                                             NOMINEE EXCEPTION

2.   APPROVAL OF THE AMENDMENT TO CERTIFICATE      FOR    WITHHELD    ABSTAIN
     OF INCORPORATION OF CALUMET BANCORP, INC.     _____  __________  ________
     INCREASING THE AUTHORIZED COMMON SHARES,
     PAR VALUE $.01 TO 8,400,000 FROM 4,200,000

3.   RATIFICATION OF THE APPOINTMENT OF            FOR    WITHHELD    ABSTAIN
     CROWE, CHIZEK AND COMPANY LLP AS              _____  __________  ________
     INDEPENDENT AUDITORS OF THE CORPORATION
     FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998

4.   AS SUCH PROXIES MAY IN THEIR DISCRETION       FOR    WITHHELD    ABSTAIN
     DETERMINE UPON SUCH OTHER MATTERS AS MAY      _____  __________  ________
     PROPERLY COME BEFORE THE MEETING



THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ALL OF THE DIRECTORS, NOMINEES AND FOR APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AND THE APPROVAL OF THE CHARTER AMENDMENT. IF OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

YOU ARE URGED TO MARK, SIGN AND RETURN YOUR PROXY WITHOUT DELAY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRED NO POSTAGE IF MAILED IN THE UNITED STATES.

WHEN SIGNING THE PROXY, PLEASE DATE IT AND TAKE CARE TO HAVE THE SIGNATURE CONFORM TO THE STOCKHOLDER'S NAME AS IT APPEARS ON THIS SIDE OF THE PROXY. IF SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH PERSON SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES AND GUARDIANS SHOULD SO INDICATE WHEN SIGNING.

SIGNATURE(S):

__________________________________

__________________________________

DATE: _____________________________
     (BE SURE TO DATE YOUR PROXY)